UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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TACTICAL SOLUTION PARTNERS, INC.

7020 Dorsey Road, Suite C

Hanover, MD 21076

(443) 557-0200

——————————————

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2007

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To our Stockholders:

The 2007 Annual Meeting of Stockholders of Tactical Solution Partners, Inc. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 21, 2007, beginning at 10:00 A.M., local time, for the following purposes:

1.

To elect: three Class I directors, to hold office for a term of one year until our 2008 annual meeting of stockholders; two Class II directors to hold office for a term of two years until our 2009 annual meeting of stockholders; and two Class III directors to hold office for a term of three years until our 2010 annual meeting of stockholders;

2.

To ratify the appointment of Marcum & Kliegman LLP as our independent certified public accountants during 2007; and

3.

Any other matters that properly come before the meeting.

Stockholders of record as of the close of business on November 13, 2007 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

Richard A. Sajac
President, Chief Executive Officer, and Chief Operating Officer

Hanover, Maryland

December 7, 2007

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE MEETING

1

What is the purpose of the Annual Meeting?

1

Who is entitled to vote?

1

Who can attend the meeting?

1

What constitutes a quorum?

1

How do I vote?

1

Can I change my vote after I return my proxy card?

1

What are the Board’s recommendations?

2

What vote is required to approve each item?

2

Who pays for the preparation of the proxy?

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

3

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTOR NOMINEES

4

PROPOSAL 1 – ELECTION OF DIRECTORS

5

Directors

6

Director Not Standing for Re-election at the Annual Meeting

8

Executive Officers

9

Board of Directors Committees

10

REPORT OF THE AUDIT COMMITTEE

12

EXECUTIVE COMPENSATION

13

Summary Compensation Table

13

Narrative Disclosure to Summary Compensation Table

14

Outstanding Equity Awards as of December 31, 2006

15

DIRECTOR COMPENSATION

15

Director Compensation Table

15

Narrative Disclosure to Director Compensation Table

15

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

16

Audit Fees

16

Audit-Related Fees

16

Tax Fees

16

Aggregate Fees

16

CODE OF ETHICS

17

COMMUNICATIONS WITH STOCKHOLDERS

17

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

17

OTHER BUSINESS

18

STOCKHOLDER PROPOSALS

18

ADDITIONAL INFORMATION

18

APPENDIX A

A-1

APPENDIX B

B-1

2007 ANNUAL MEETING OF STOCKHOLDERS

OF

TACTICAL SOLUTION PARTNERS, INC.

7020 Dorsey Road, Suite C

Hanover, MD 21076

(443) 557-0200

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PROXY STATEMENT

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This proxy statement contains information related to our 2007 annual meeting of stockholders to be held on December 21, 2007, beginning at 10:00 A.M., local time, at 7020 Dorsey Road, Suite C, Hanover, MD 21076, and at any adjournments or postponements thereof.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) the election of seven directors, three of which will serve as Class I directors, two of which will serve as Class II directors, and two of which will serve as Class III directors, (ii) the ratification of our appointment of our independent certified public accountants, and (iii) any other matters that properly come before the meeting. In addition, our management will report on our performance during 2006 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, November 13, 2007, are entitled to receive notice of the annual meeting and to vote the shares of our common stock (“Common Stock”) they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, November 13, 2007, 63,435,674 shares of our Common Stock, $.0001 par value per share, held by 337 stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast “for” or “against” any given matter.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•

for the election of the nominated slate of directors. See “Proposal 1 – Election of Directors” on page 5; and

•

for the ratification of Marcum & Kliegman LLP as our independent auditors. See “Proposal 2 – Appointment of Independent Auditors” on page 16.

The board does not know of any other matters other than the proposals set forth above that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should properly come before the meeting or any director nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of common stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For each other item, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of common stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is December 7, 2007. You should review this information in conjunction with our registration statement on Form 10-SB, as amended, which accompanies this proxy statement. Our corporate headquarters are located 7020 Dorsey Road, Suite C, Hanover, MD 21076 and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of November 27, 2007, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 63,435,674 shares of Common Stock issued and outstanding as of November 27, 2007. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days of November 27, 2007, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Legisi Marketing, Inc. (2)	30,000,000	(1)	40.85%
	Sierra Equity Group, Ltd. Inc.(3)(4)	4,770,000	(5)	6.99%
	Alan Goddard (3)	3,770,000	(6)	5.72%

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(1)

Includes 20,000,000 shares of Common Stock and 10,000,000 shares of Common Stock issuable upon exercise of warrants at an exercise price of $0.39.

(2)

Gregory McKnight, a natural person who controls Legisi Marketing, Inc., has sole investment and voting power with respect to the Common Stock and warrants beneficially owned by Legisi Marketing, Inc. The address of the beneficial owner is 5154 Miller Road, Flint, MI 48507.

(3)

The address of beneficial owner is 7700 Congress Avenue, Suite 3207, Boca Raton, FL 33487.

(4)

Eric Bloom and Alan Goddard, natural persons who serve as executives of Sierra Equity Group, Ltd. Inc., have shared investment power with respect to the Common Stock and warrants beneficially owned by Sierra Equity Group, Ltd. Inc.

(5)

Includes 750,000 shares of Common Stock, 1,500,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 500,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 500,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 500,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, and 1,020,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39.

(6)

Includes 250,000 shares of Common Stock, 900,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, 400,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39 also included in ownership of Sierra Equity Group, Ltd. Inc.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTOR NOMINEES

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Ryan E. Kirch	—	(2)	—%
	Bruce Robinson	2,500,000		3.94%
	Scott Rutherford	11,425,000		18.01%
	Chandra (C.B.) Brechin	11,525,000		18.17%
	Richard A. Sajac	293,475		* (3)
	Michael Wall	—	(2)	—%
	Captain David Tezza	—	(2)	—%
	Douglas DeLeaver	—		—%
	Jonathan J. Fleming	—		—%
	John W. Poling	—		—%
	All current directors and executive officers as a group (7 persons)	25,743,475		40.12%

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(1)

The address of each person in this table is c/o Tactical Solution Partners, Inc., at 7020 Dorsey Road, Suite C, Hanover, MD 21076.

(2)

Does not include shares of nonvested restricted stock granted in January 2006 subject to forfeiture and vesting at the end of a four-year period commencing on January 19, 2006 as follows: Ryan E. Kirch – 3,629,905; Michael Wall – 250,000; and David Tezza – 250,000.

(3)

*Less than 1%.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our current bylaws provide that the authorized size of our board of directors, currently five directors, is to be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of the stockholders. Our current directors were elected in accordance with the provisions of our Second Amended and Restated Certificate of Incorporation and all were elected as representatives of holdings of our Common Stock. In accordance with our charter documents, our board of directors is required to be divided into three classes, designated Classes I, II and III, which are to be comprised of a number of directors as nearly equal in number as possible, although our board members have not been classified prior to the annual meeting.

The Class I director candidates nominated for election at the annual meeting will serve for a one-year term until the 2008 annual meeting of stockholders, the Class II director candidates nominated for election at the annual meeting will serve for a two-year term until the 2009 annual meeting of stockholders, and the Class III director candidates nominated for election at the annual meeting will serve for a three-year term until the 2010 annual meeting of stockholders, all until their respective successors have been duly elected and qualified or until their resignation or removal.

The board has nominated each of Douglas DeLeaver, Jonathan J. Fleming and John W. Poling to be elected as Class I directors at the annual meeting. The Board has nominated Richard A. Sajac and Bruce Robinson, Esq. to be elected as Class II directors and Chandra (C.B.) Brechin and Scott Rutherford to be elected as Class III directors.

If elected, Messrs. DeLeaver, Fleming and Poling will serve as Class I directors for a one-year term each until the 2008 Annual Meeting of Stockholders. If re-elected, Messrs. Sajac and Robinson will each serve as Class II directors for a two-year term until the 2009 Annual Meeting of Stockholders. If re-elected, Messrs. Brechin and Rutherford will each serve as Class III directors for a three-year term until the 2010 Annual Meeting of Stockholders.

Following the 2009 Annual Meeting of Stockholders, our Class I, Class II and Class III directors will serve for three-year terms, with one class of directors subject to re-election annually.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the seven director nominees named below in this proxy statement. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The board of directors proposes the election of the following director nominees: Douglas DeLeaver, Jonathan J. Fleming, John W. Poling , Richard A. Sajac, Bruce Robinson, Esq., Chandra (C.B.) Brechin and Scott Rutherford. Captain David Tezza is presently a director, however, on November 29, 2007, we and Mr. Tezza mutually agreed he will not stand for re-election at the annual meeting. Mr. Tezza will resign from the board of directors on December 21, 2007, the date of the annual meeting.

The board of directors has determined that the Class I director nominees are “independent” in accordance with certain criteria adopted by the board of directors. In making these determinations, the board of directors considered all relevant facts and circumstances, including the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such rules are not directly applicable to us. In doing so, the board of directors affirmatively determined that none of the Class I director nominees, or any of their family members, has had any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than as a shareholder and director, within the last three years. The board of directors has determined that the Class II and Class III director nominees are not independent as determined under these standards.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and nominee is set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The board members have not been classified prior to the annual meeting. The proposed class of each director nominee is set forth below.

Name	Age	Class	Present Term Expires	Position
Douglas DeLeaver	60	Class I	—	Nominee
Jonathan J. Fleming	41	Class I	—	Nominee
John W. Poling	62	Class I	—	Nominee
Bruce Robinson, Esq.	41	Class II	2007	Director
Richard A. Sajac	54	Class II	2007	President, Chief Executive Officer and Chief Operating Officer and Director
Chandra (C.B.) Brechin	36	Class III	2007	General Manager, PelicanMobile; Treasurer and Director
Scott Rutherford	48	Class III	2007	Director of Engineering, PelicanMobile and Director
Captain David A. Tezza	51	Not standing for re-election	2007	Director of Business Development, TSO and Director

Douglas DeLeaver. Mr. DeLeaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as National President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, to which position he was elected in 2007 after serving as National Vice President during 2006. Prior thereto from August 2003 to present, Mr. DeLeaver has served on boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. DeLeaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. DeLeaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. DeLeaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. DeLeaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland.

Jonathan J. Fleming. Mr. Fleming has expertise in the delivery and operation of homeland security and critical infrastructure protection programs and services. He currently serves as Founder and Chief Executive Officer of S2 Global, a provider of scanning and screening security solution to provide safe transportation of goods and passengers, combat illegal shipments, and protect critical infrastructure domestically and abroad. Prior to founding S2 Global, Mr. Fleming was the Chief Operating Officer of Contemporary Services Corporation (CSC), the world’s premier crowd management and security services provider for high profile sports and entertainment venues. Prior thereto, Mr. Fleming served as Chief Operating Officer of the U.S. Department of Homeland Security Transportation Security Administration (TSA), responsible for strategic planning, implementation and oversight of all aspects of the agency employing over 52,000 staff with a $5.7 billion annual budget. As COO of the TSA, he directed all modes of transportation security for the agency, coordinating intelligence, international affairs, regulatory affairs, law enforcement and cross-agency communication at the federal level. Prior thereto, Mr. Fleming served as both Deputy Assistant Administrator, Aviation Operations and Assistant Federal Security Director for Screening (AFSD) at Los Angeles International Airport. From July 2000 to September 2002, he held the position of Chief of

Security for the Los Angeles County Performing Arts Center, Manager of Security Operations for the J. Paul Getty Center and Special Investigator for the Los Angeles Metropolitan Transit Authority. Mr. Fleming served 10 years in the United States Air Force and held the position of Special Agent with the United States Air Force Office of Special Investigation.

John W. Poling. Mr. Poling has served as a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. He currently provides independent financial consulting and advisory services to both public and private companies. From November 2004 to July 2006, Mr. Poling was Executive Vice President and Chief Financial Officer and from July 2006 to March 2007, Mr. Poling was Executive Vice President for Corporate Development of The TUBE Media Corp., an entertainment company composed of a music television channel and a music recording business. Mr. Poling has also served on its Board of Directors since April 2004. From December 2002 to November 2004, he was a partner with Tatum Partners, LLP, a provider of financial and information technology services to both public and private companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of recycled plastic lumber products, from March 1999 to July 2002. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc., a collection and disposal company for municipal and industrial waste, from 1996 to 1999. Mr. Poling currently serves on the Board of Directors for System One Technologies, Inc., a manufacturer and distributor of self-contained recycling parts washers, American Ecology Inc., a hazardous and nuclear waste treatment and disposal company and Kreisler Manufacturing Corporation, a manufacturer of precision metal components and assemblies for use in military and commercial aircraft engines and industrial gas turbines. Mr. Poling received a Bachelor of Science degree in accounting from Rutgers University.

Bruce Robinson, Esq. Mr. Robinson has served as our Director since January 2006. Mr. Robinson served as an advisor to Pelican Mobile Computers, Inc. (“Pelican”) shortly after its inception in 1997. His primary responsibility was to ensure that Pelican stayed true to its corporate mission. Mr. Robinson was responsible for managing strategic alliances and client acquisition from a risk management perspective and for developing and driving strategic and corporate response to market opportunities. He also ensured compliance to corporate and government contract vehicles. Mr. Robinson also served as Pelican’s General Counsel, and as such, was responsible for the development and implementation of Pelican’s legal strategy. Mr. Robinson received his undergraduate education at the University of Delaware and earned his Juris Doctor degree from the University of Maryland School of Law. He was admitted to the Maryland State Bar in 1992 and is admitted to practice in the United States Supreme Court and the United States Court for the 4th Circuit.

Richard A. Sajac. Mr. Sajac has served as our President, Chief Executive Officer and Chief Operating Officer since September 2006. Mr. Sajac was appointed to serve as our Director in October 2007. He has more than 27 years of executive experience in customer service management, federal contracting, marketing, program management, systems design and implementation, information systems and fiscal management. Prior to joining the Company in March 2006, Mr. Sajac was Corporate Manager for Sun Motor Cars from December 2002 to February 2006. He provided operational support for a multi-state dealership group with annual revenue exceeding $250 million. His responsibilities included planning, budgeting, and implementing all system resources, and project planning and coordination of all new acquisitions and construction projects. From July 1995 to November 2002, Mr. Sajac was Assistant Vice President, Health Services for Sierra Military Health Services where his accomplishments included establishing and managing the operations of 32 Customer Service Centers in 13 states with over 400 personnel. He had full authority of a $9.4 million annual budget and attained $4 million in savings over a five-year period. From June 1992 to June 1995, Mr. Sajac was Chief Operating Officer of Dunham Health Clinic where he directed all operations of an outpatient clinic with a staff of 151 personnel and an annual budget exceeding $23 million. Mr. Sajac has 20+ years of military experience with the United States Army Medical Service Corps as a Hospital Administrator, Commander, Inspector General, Medical Group Advisor and Executive Officer. Mr. Sajac earned a Bachelor of Science in Finance from the University of Santa Clara and a Master of Science in Health Care Administration from Southwest Texas State University.

Chandra (C.B.) Brechin. Mr. Brechin has served as our Treasurer, Director and General Manager of our Pelican division since January 2006. He co-founded Pelican in 1997 and served as its President from 1997 until January 2006. Mr. Brechin was responsible for advancing Pelican’s strategic direction, managing all aspects of Pelican’s corporate and government sales, including sales strategy, partnership/vendor relationships, corporate structure, contract acquisition, and training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis by opportunity, financial reporting and internal auditing. He successfully closed over $9 million dollars in sales in 2005 for Pelican and secured key client relationships, including, but not limited to the National Security Agency (NSA), the United States Navy, the State of Maryland, Maryland State Police, and Baltimore City Police. Through his sales efforts and strategic vision, Pelican has twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin earned his Bachelors Degree in Political Science and International Affairs from Kalamazoo College and his Master’s Degree in Information and Telecommunications Systems from The Johns Hopkins University.

Scott Rutherford. Mr. Rutherford has served as our Director and Director of Engineering of our Pelican division since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Scott launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.

Director Not Standing for Re-election at the Annual Meeting

The following director is currently a member of our board of directors but has decided not to stand for re-election at the annual meeting and will resign from our board of directors on December 21, 2007, the date of the annual meeting.

Captain David A. Tezza (U.S. Navy Retired). Captain Tezza, U.S. Navy SEAL Retired, has served as Director of Business Development for our TSO division since February 2006 and as our Director since September 2006. Captain Tezza has over 27 years of service dating from May 1978 to September 2005. His last assignment was at the Center for Anti-Terrorism and Navy Security Forces as the Project Manager for the development and delivery of the Non-Compliant Boarding Visit, Board, Search and Seizure (NCB VBSS) Training Course to the U.S. Navy for the Global War on Terrorism. In this capacity he developed the concept and projected cost to completely revise Visit Board Search and Seizure (VBSS) operations for all U.S. Navy surface forces. This included defining mission requirements, job task analysis of all associated tasks and skill objects that support the operational requirement, training project plan, course and curriculum development through the delivery to the fleet. The new capabilities required design and development of new improved weapons, tactics, specialized mission specific equipment, and the requisite training development. Captain Tezza programmed and managed a budget of $8 million to support the anti-terrorism and security missions and related training. This included over $3 million for infrastructure, hardware, and material support for four training sites in fleet concentration areas. Additionally, Captain Tezza managed five individual contracts totaling over $5 million to developed and deliver three separate anti-terrorism and security courses of instruction. Prior thereto, Captain Tezza was the Assistant Chief of Staff for Anti-terrorism/Force Protection, Commander, U.S. Naval Forces Europe, SIXTH Fleet from August 2002 until June 2004 during Operations ENDURING FREEDOM and IRAQI FREEDOM. In this capacity, Captain Tezza directed fleet-wide anti-terrorism, force protection, and security operations for 40 ships, 175 aircraft, and 21,000 personnel operating in over 40 countries throughout the North Atlantic, Europe, Mediterranean, and the West and South coasts of Africa. During his tenure, Captain Tezza developed the Theater Naval Component Commander’s (NCC) Anti-terrorism/Fleet Security organization; coordinated and obtained host nation support for U.S. warships and naval units that satisfied all fleet anti-terrorism, force protection, and security operations; conducted vulnerability assessment mitigation planning and program management of force protection requirements; established force protection condition-based core ports throughout the North Atlantic, Europe, Mediterranean, and the West and South Coasts of Africa, which resulted in the safe conduct of over 1000 defense cooperation port visits in over 40 countries; implemented technology solutions such as collaborative work space with VOIP for reach-back from afloat/operational units anywhere in theater for anti-terrorism and force protection assistance, guidance, information, and products; and provided recommendations to the commander for all anti-terrorism and force protection operations, exercises, port visits and responses to threats to NCC personnel and dependents. Throughout his career as a U.S. Navy SEAL, Captain Tezza has deployed to and operated throughout the world including Central and South America, Southern Europe and Mediterranean area countries, North Africa, Korea, Japan, Russia, and Southeast Asia. He has conducted threat and vulnerability assessments, lead advance party elements, set up exercises and training to include hotel services, on numerous occasions for hundreds of personnel, ships, boats and aircraft in all types of environments from remote desolate areas to major cities of the world. Captain Tezza received his undergraduate education at the University of Notre Dame.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officers who are not also directors, is set forth below. There are no family relationships between these executive officers and any of our directors.

Ryan E. Kirch – Chief Financial Officer. Mr. Kirch has served as our Chief Financial Officer since January of 2006. He has eight years of finance, management and technology consulting, process improvement, and emerging technology evaluation and implementation experience. From 2002 until 2006, Mr. Kirch acted as Controller of an emerging information security solutions provider. He successfully led that company through the process of a share exchange (reverse merger), with personal responsibility for business plan development and valuation modeling, M&A activity, public/investor relations, financial management and accounting, marketing communications, legal document review and execution, SEC filing and compliance, audit and all procedures involved in a reverse merger. From 1999 to 2001, he worked for the global consultancy, PricewaterhouseCoopers, as a consultant in the Strategy Group specializing in Corporate and Operations Strategy. Clients included Motorola, Transora, Edward Jones and Sprint PCS. Mr. Kirch earned his Bachelor’s degree in Neuroscience and Chemistry at Vanderbilt University and his Master of Business Administration at Oklahoma State University.

William A. Shafley – Executive Vice President of Sales. Mr. Shafley has served as our Executive Vice President of Sales since August 2007. Mr. Shafley has over 20 years of expertise in supporting companies through start-up and critical growth phases and coordinating rapid growth market expansions. Prior to joining the Company in August 2007, from January 2003 through June 2007, Mr. Shafley was a Director and President of Best Buy Gov, LLC, a wholly owned subsidiary of Best Buy Co., Inc. He was recruited to create and build a subsidiary capable of targeting the unique technology needs of the federal government, state and local governments and the K-12 and higher education markets. During his first year, Mr. Shafley grew headcount from 7 to 108 and prior to departing, grew sales to a $90 million run rate. From March 2002 through September 2003, Mr. Shafley was the President and Chief Operating Officer of Micro Warehouse G/E, Inc., a wholly owned subsidiary of Micro Warehouse, Inc. He was recruited to help turn around the overall company and establish and grow Micro Warehouse G/E. Mr. Shafley’s efforts resulted in the award of 12 major contracts within the government and education markets worth over $300 million. Mr. Shafley left Micro Warehouse following CDW’s acquisition of the company’s North American assets. Prior thereto, Mr. Shafley was Vice President of CDW-G, Inc., which he founded with 26 people and grew the organization into a significant reseller of technology products to the government and education markets driving revenue growth from $85 million to $800+ million in four years. Prior to CDW-G, Mr. Shafley was Vice President, Global Channels for Trusted Information Systems, where he directed worldwide channel development, planning, marketing and strategy. Mr. Shafley increased market share by establishing over 250 VARs and creating and implementing new dealer sales and engineering training programs. Prior thereto, Mr. Shafley was Vice President, Marketing and Technology Sales for Government Technology Services, Inc. (GTSI), a $700 million technology provider. Mr. Shafley earned his Bachelors of Science degree from the State University of New York at Buffalo (SUNY Buffalo).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Board of Directors Committees

How often did the Board meet during 2006?

During 2006, the board of directors held six meetings. During 2006, each director attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

What committees has the Board established?

The board of directors has established an audit committee and a compensation committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee, which currently consists of Mr. Brechin acted by written consent one time. Assuming that the Class I director nominees are elected at the annual meeting, the audit committee will consist of Messrs. DeLeaver, Poling and Fleming, which nominees have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

The audit committee charter is included in Appendix A.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee which was established in December 2007 currently consists of all of the members of the board of directors and did not meet in 2006. The members of current compensation committee are not independent. Assuming that the Class I director nominees are elected at the annual meeting, the compensation committee will consist of Messrs. DeLeaver, Poling and Fleming, which nominees have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ.

The compensation committee charter is included in Appendix B.

Independence of the Board of Directors

The board of directors does not currently include any independent directors. The current board of directors has determined that the Class I nominees, if elected, will be independent directors based on certain independence criterion it adopted during 2007 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market. In making its determination, the board of directors considered the lack of relationships or transactions between us and these independent directors. We anticipate that the Company’s criteria for independence as approved during 2007 by the board of directors will be available to stockholders on our website located at http://www.tacticalsolutionpartners.com in January 2008.

Compensation Committee Interlocks and Insider Participation

During 2006, the compensation committee consisted of each of the members of the board of directors. There were no compensation committee “interlocks” during fiscal 2006, which generally means that no executive officer of our Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the compensation committee of our Company.

Nominating Committee

As of this time, we do not have a nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our bylaws. Under our bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our bylaws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.2 to our registration statement on Form 10-SB, as filed with the SEC on July 6, 2007), or upon a stockholder’s written request directed to our Chief Financial Officer at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Our bylaws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our bylaws further provide that the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary should be set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person , (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our bylaws, and, in such event, the defective nomination will be disregarded.

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of one member, Mr. Brechin. Mr. Brechin is an employee of the Company and does not meet the definition of an “independent director” under SEC rules. A copy of the audit committee’s written charter is attached hereto as Appendix A. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Following the election of three independent directors, the audit committee will not consist of our employees and it may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2006 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2006 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and us. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our chief executive officer and chief financial officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors has approved, that the audited financial statements be included in our registration statement on Form 10-SB for the year ended December 31, 2006. The undersigned member of the audit committee has submitted this report to us.

Submitted by the Audit Committee

Chandra (C.B.) Brechin

EXECUTIVE COMPENSATION

The following table sets forth certain information relating to the compensation paid to (i) Richard A. Sajac, our President, Chief Executive Officer, and Chief Operating Officer, (ii) Ryan E. Kirch, our Chief Financial Officer, (iii) Maris J. Licis, our former Vice President of Corporate Development, (iv) Chandra (C.B.) Brechin, our General Manager of Pelican and (v) Scott Rutherford, our Director of Engineering at Pelican (collectively, the “named executive officers”), during our fiscal year ended December 31, 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(S) ($)(4)	Non-Equity Incentive Plan Compen- sation($)	Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Charley Wall Former President and Chief Executive Officer	2006	120,115	—	800,000(1)	—	—	—	42,241(5)	962,356
Richard A. Sajac President, Chief Executive Officer and Chief Operating Officer	2006	107,500	—	—	37,500	—	—	—	145,000
Ryan E. Kirch Chief Financial Officer	2006	151,269	—	222,171(2)	—	—	—	—	373,440
Maris J. Licis Former VP Corporate Development and Secretary(6)	2006	151,269	—	222,171(2)	—	—	—	—	373,440
Chandra (C.B.) Brechin General Manager, Pelican; Treasurer and Director	2006	151,269	50,000	217,500(3)	—	—	—	—	418,769
Scott Rutherford Director of Engineering, Pelican and Director	2006	151,269	50,000	217,500(3)	—	—	—	—	418,769

———————

(1)

Effective August 31, 2006, we accelerated the vesting of an aggregate of 4,000,000 restricted shares to our former president and chief executive officer, Charley Wall. The first acceleration, amounting to 250,000 shares, was subsequently transferred to Chandra (C.B.) Brechin and Scott Rutherford (125,000 shares each) as compensation for their having personally guaranteed a financing facility. Vesting in the remaining 3,750,000 shares of restricted stock was subsequently accelerated in connection with his separation from us, which was done in consideration of past performance of services. The aggregate fair value of the accelerated restricted shares amounted to $800,000 or $0.20 per share. Assumptions in estimating the fair value of this restricted stock are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation.

(2)

Effective August 31, 2006, we accelerated the vesting of an aggregate of 740,192 out of a total award of 8,000,000 restricted shares to Ryan E. Kirch and Maris J. Licis, 500,000 of which were subsequently transferred to Messrs. Brechin and Rutherford (250,000 shares each) for their having personally guaranteed the accounts receivable financing facility with American Bank and 240,192 were withheld by us for income tax withholding requirements. The Company reflected this compensation as restricted stock awards to Ryan E. Kirch, its Chief Financial Officer, and Maris J. Licis, its former Vice President of Corporate Development and Secretary, amounting to approximately $74,019 in additional compensation each, or a fair value of $0.20 per share. The remaining 7,259,808 shares were subject to vesting over a four-year period ending on January 19, 2010. The aggregate fair value of these shares, which amounts to $1,451,962, is being amortized over a four-year vesting period in accordance with SFAS 123R. The recognized portion of these shares amounted to $296,305 during the year ended December 31, 2006. Assumptions in estimating the fair value of this restricted stock are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation. In connection with his resignation and a related severance agreement entered into on October 3, 2007, we cancelled 3,479,904 unvested restricted shares that had been granted to Mr. Licis as more fully described below in Note 6 to this table.

(3)

Represents the fair value of 375,000 shares of Common Stock transferred to Mr. Brechin and 375,000 shares of Common Stock transferred to Mr. Rutherford from Messrs. Wall, Kirch and Licis for their having personally guaranteed the accounts receivable financing facility with American Bank, amounting to $217,500 in additional compensation each, or a fair value of $0.58 per share based upon the closing trading price on August 31, 2006.

(4)

Represents the fair value of vested options granted to Mr. Sajac on March 6, 2006 in connection with his employment agreement. Assumptions in estimating the fair value of these options are discussed in greater detail in Management’s Discussion and Analysis of financial condition and plan of operation.

(5)

Includes cash compensation under a Severance and Release Agreement dated September 1, 2006 in connection with his separation from us.

(6)

Mr. Licis resigned from his positions as Vice President of Corporate Development, Secretary and Director on September 27, 2007. In connection with his resignation and a related severance agreement, on October 3, 2007, we agreed to pay Mr. Licis a lump sum severance of $33,287.67, payable in bi-weekly installments. In addition, we agreed to accelerate the vesting of 150,000 restricted shares of Common Stock granted to Mr. Licis in January 2006 and cancelled 3,479,904 unvested restricted shares that had been granted to him.

Narrative Disclosure to Summary Compensation Table

During 2006, we entered into executive employment agreements with our executive officers Richard A. Sajac, Ryan E. Kirch, Maris J. Licis, Chandra (C.B.) Brechin and Scott Rutherford.

Our executive employment agreements with each executive officer became effective January 6, 2006, with the exception of Mr. Sajac’s agreement, which became effective on March 6, 2006, and provide that each officer shall be employed for a period of two years commencing on the effective date. The term of each agreement will automatically renew for successive one (1) year terms unless our board of directors or any successor entity provides the officer with written notice 90 days prior to the expiration of the then current term. The annual base salary for each officer under each agreement is $180,000, subject to adjustment on an annual basis. In addition to the base salary, the officer is entitled to a performance bonus as the board from time to time shall determine by unanimous consent is appropriate. Each officer is eligible to participate in all our operative employee benefit and welfare plans then in effect and of which all our executive officers generally are entitled to participate, including, to the extent then in effect, group life, medical, disability and other insurance plans. The agreement contains a confidentiality provision and a non-solicitation covenant which restricts each officer’s activities during the term of the agreement and for a period of two years thereafter. The executive employment agreement with Mr. Sajac is substantially similar to the agreements with our other executive officers, with the exception of the annual base salary which amounted to $130,000. On January 1, 2007, we increased Mr. Sajac’s base salary to $135,000 per year. On October 3, 2007, we entered into a severance agreement with Mr. Licis providing for the termination of his employment agreement.

On June 2, 2006, each of the five key executives agreed to a 25% permanent reduction in annual salaries to reduce operating expenses, resulting in aggregate annual salaries of $675,000 and aggregate potential severance compensation amounting to $337,500. Other than a reduction in salary, no other amendments were made to the employment agreements.

On March 6, 2006, Mr. Sajac was granted on a non-qualified option to purchase 500,000 shares of our Common Stock, at an exercise price of $0.01 per share. The options vest on the last day of each June, September, December and March, subsequent to March 6, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on March 5, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after March 6, 2016.

On October 10, 2006, Mr. Sajac was granted an additional non-qualified option to purchase 500,000 shares of our Common Stock at an exercise price of $0.01 per share. The options vest on the last day of each March, June, September and December, subsequent to October 10, 2006, with respect to 62,500 of the shares of Common Stock subject to the option. The remaining 62,500 shares of Common Stock subject to the option vest on October 9, 2008 under the terms of the stock option agreement. The options may not be exercised, in whole or in part, after October 10, 2016.

Outstanding Equity Awards as of December 31, 2006

The following table lists the outstanding equity incentive awards held by our named executive officers as of December 31, 2006.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Richard A. Sajac	312,500	187,500(1)	—	0.01	3/16/2016	—	—	—	—
President, Chief Executive Officer and Chief Operating Officer	125,000	375,000(2)	—	0.01	10/10/2016	—	—	—	—
Ryan E. Kirch Chief Financial Officer	—	—	—	—	—	3,629,904(3)	2,105,344(4)	—	—
Maris J. Licis Former VP Corporate Development and Secretary	—	—	—	—	—	3,629,904(3)	2,105,344(4)	—	—

———————

(1)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on March 16, 2006. The option vests quarterly over two years.

(2)

Mr. Sajac was granted an option to purchase 500,000 shares of Common Stock on October 10, 2006. The option vests quarterly over two years.

(3)

Messrs. Kirch and Licis were each granted 4,000,000 shares of restricted stock vesting at the end of a four-year period commencing on January 19, 2006, subject to certain conditions including their continued employment with us and accelerated vesting at the discretion of our board of directors. Each of Messrs. Kirch and Licis became vested in 370,192 shares effective August 31, 2006.

(4)

Based on the closing trading price of our common stock on December 29, 2006 as quoted on the Pink Sheets LLC, or $0.58 per share.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2006 fiscal year.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Bruce Robinson	20,000	—	—	—	4,103(1)	—

———————

(1)

The cost of medical and dental benefits under our health insurance plan for 2006.

Narrative Disclosure to Director Compensation Table

Bruce Robinson received compensation of $20,000 and benefits under our health insurance plan for his services as our sole non-employee director. We do not currently have any standard director compensation arrangement or policy for compensating our non-employee directors.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our board of directors has appointed Marcum & Kliegman LLP, to serve as our independent auditors for 2007, subject to approval of our stockholders. Representatives of Marcum & Kliegman LLP are expected to be present at the annual meeting to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

Audit Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2005 were approximately $83,000. The aggregate fees billed by Marcum & Kliegman for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2006 were approximately $98,968.

Audit-Related Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for audit-related services for the years ended December 31, 2005 and 2006 were $0 and $75,769, respectively. For the year ended December 31, 2006, these fees related to services performed by Marcum & Kliegman in connection with our preparation of the registration statement filed on Form 10-SB, as well as the review of the interim financial statements for the three months ended March 31, 2007 and six months ended June 30, 2007 contained therein.

Tax Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered for tax consulting services related to our adoption of FIN 48 for the fiscal years ended December 31, 2006 amounted to $20,000.

Aggregate Fees

The aggregate fees billed by Marcum & Kliegman for professional services rendered, other than the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” for the fiscal years ended December 31, 2006 and 2005 were $83,000 and $194,737, respectively.

The audit committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full audit committee or, in the absence of such audit committee action, by the Chairman of the audit committee whose action shall be considered to be that of the entire committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM & KLIEGMAN LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2007.

CODE OF ETHICS

We are in the process of adopting a code of ethics that will apply to all of our directors, officers, employees and independent contractors. The code of ethics will also have specific provisions applicable to all employees with access to, and responsibility for, matters of finance and financial management, including our President, Chief Executive Officer and Chief Financial Officer. Once adopted by our board of directors, the full text of the code of ethics will be available at, and we intend to disclose any amendments to, or waivers from, any provision of the code of ethics that applies to any of our executive officers or directors by posting such information on our website at www.tacticalsolutionpartners.com or provide a copy of the code of ethics, free of charge, to those persons that make a request in writing (Attn: Richard A. Sajac, President, Chief Executive Officer and Chief Operating Officer) or by e-mail (rsajac@tacticalsolutionpartners.com).

COMMUNICATIONS WITH STOCKHOLDERS

We have no formal policy regarding attendance by our directors at annual stockholders meetings and we did not hold a 2006 annual meeting of stockholders. Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our President and Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Richard A. Sajac, President, Chief Executive Officer, and Chief Operating Officer at 7020 Dorsey Road, Suite C, Hanover, MD 21076.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. During the fiscal year ended December 31, 2006, our directors, executive officers and significant stockholders were not required to comply with Section 16(a) beneficial ownership reporting requirements although the parties are required to comply with such regulations subsequent to our becoming a reporting company during the fiscal year ending December 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease approximately 2,500 square feet of office space from Peppermill Properties, LLC, a Maryland limited liability company (“Peppermill”). Peppermill is owned and managed by Chandra (C.B.) Brechin and Scott Rutherford, both officers, directors and principal stockholders of the Company. On January 1, 2004, we entered into a 5-year lease with Peppermill. For the year ended December 31, 2006, lease payments amounted to $28,200. Minimum future lease payments under this lease are $28,200 in 2007 and $32,400 in 2008.

On August 1, 2006, we entered into a Loan and Security Agreement with American Bank to provide an 80% accounts receivable facility up to $1.5 million and accruing interest at an annual rate of Prime Rate plus 1%. The maturity date of the loan was August 1, 2007, at which time all principal, interest, charges and fees were payable immediately or at the demand of American Bank. Interest payments on outstanding balances are due on the first calendar day of each succeeding month. There is no prepayment penalty on the note. In addition, the Loan and Security Agreement required us to pay a nonrefundable commitment fee of $15,000. Two of our officers, Chandra (C.B.) Brechin and Scott Rutherford, agreed to personally guarantee the note up to $375,000 each until the six month anniversary of the note, up to $187,500 each from 6 months to the one-year anniversary of the note and $0 thereafter in exchange for the transfer to such officers of certain shares of restricted stock granted to other officers for which vesting was accelerated in August 2006.

On January 11, 2006, we entered into an agreement with Messrs. Brechin and Rutherford to distribute to them an amount, in cash, equal to our retained earnings at the time of the share exchange, subject to the completion of an audit of our financial statements for the years ended December 31, 2005 and 2004. In connection with the share exchange, we agreed to distribute this amount to these members of management because our historical retained earnings were earned under their leadership prior to the share exchange when we were privately held. The amount of the distribution, determined upon the completion of the audit amounted to $1,881,007. For the purposes of funding working capital, the stockholders agreed to loan this amount back to us, with interest at the rate of 10% per annum beginning January 1, 2006.

On April 4, 2006, we repaid $400,000 to Messrs. Brechin and Rutherford, reducing the principal balance of the note to $1,481,007. As of December 31, 2006, accrued interest on these notes amounted to $12,404. Total interest paid under these notes for the year ended December 31, 2006 amounted to $150,583. On March 31, 2007, we repaid the note in full, which amounted to $1,481,007 in principal and $12,404 in accrued but unpaid interest at March 31, 2007.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

STOCKHOLDER PROPOSALS

Stockholders interested in presenting a proposal for consideration at our 2008 annual meeting of stockholders may do so by following the procedures set forth in our bylaws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Secretary no later than August 23, 2008.

After the August 23, 2008 deadline, a stockholder may present a proposal at our 2008 annual meeting of stockholders if it is submitted to our Secretary at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2008 annual meeting of stockholders be advanced or delayed by more than 30 days from December 21, 2008, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-QSB, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2008 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2008 annual meeting.

Any stockholder proposals should be addressed to Richard Sajac, President, Chief Executive Officer and Chief Operating Officer of Tactical Solution Partners, Inc., at 7020 Dorsey Road, Suite C, Hanover, MD 21076.

ADDITIONAL INFORMATION

A copy of our registration statement on Form 10-SB as filed with the SEC on November 27, 2007, which also constitutes our 2006 annual report to stockholders, is being mailed to each stockholder with this proxy statement. The registration statement is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov.

.

By Order of the Board of Directors,

Richard A. Sajac
President, Chief Executive Officer, and Chief Operating Officer

Hanover, Maryland

December 7, 2007

APPENDIX A

TACTICAL SOLUTION PARTNERS, INC.

AUDIT COMMITTEE CHARTER

December 2007

PURPOSE

The primary responsibility of the Audit Committee (the "Committee") of the Board of Directors (the “Board”) of Tactical Solution Partners, Inc. (the “Company”) is to assist the Board in overseeing management's conduct of the Company's financial reporting process. The Committee performs this role by reviewing the financial reports and other financial information released by the Company, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements by the Company's independent auditors and the Company's legal compliance and ethics programs.

The Committee has sole responsibility for the retention, compensation and oversight of the independent auditors. The independent auditors report directly to the Committee. The Committee also serves as an independent monitor of the Company’s financial reporting process and internal controls and procedures. The Committee shall adopt procedures to allow the free flow of information to the Committee regarding the Company’s internal controls and procedures for financial reporting and any concerns by officers or employees of the Company or the independent auditors regarding accounting and auditing matters.

In discharging its oversight role, the Committee is empowered to investigate any matters brought to its attention. In such investigations, the Committee shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts. The Committee shall receive the funding reasonably necessary to retain the independent auditors to perform its audit and to retain any other experts required by the Committee to carry out its responsibilities.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, each of whom shall be independent in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. Accordingly, no member shall have a relationship to the Company that would interfere with the exercise of his or her independence from management and the Company. Without limiting the foregoing, no member may accept any direct or indirect compensatory payment from the Company or its affiliates, other than in the member's capacity as a member of that Board or any Board Committee. Each member shall be able to read and understand financial statements, and at least one member of the Committee shall be a financial expert, as determined by the Board in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company), the rules and regulations of the Securities and Exchange Commission ("SEC") and any other applicable law.

The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least quarterly. In addition, the Committee shall meet at least once annually with the independent auditors, and with the chief financial officer (and other management as appropriate) in separate sessions to discuss any matters that the Committee or these other individuals believe should be discussed privately and to resolve any disputes that may arise between management and the independent auditors. The Committee shall also meet at least quarterly with management to discuss the Company’s system of internal controls and procedures for financial reporting and management’s evaluation of the effectiveness of these controls.1

———————

1

The Company’s internal controls and procedures for financial reporting refer to controls and procedures designed to provide reasonable assurances that: (i) transactions are properly authorized; (ii) assets are safeguarded against unauthorized or improper use; and (iii) transactions are properly recorded and reported to permit the preparation of the Company’s financial statements in accordance with GAAP.

A majority of Committee members shall constitute a quorum, but members of the Committee should endeavor to be present, in person or by telephone, at all meetings. The Chairperson may request that members of management and representatives of the independent auditors be present at Committee meetings.

MINUTES OF MEETINGS

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee.

DETAILED RESPONSIBILITIES

The Committee's job is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

The following is a list of the regular functions of the Committee. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate.

1.

The Committee shall have the sole authority to appoint the independent auditors to be retained by the Company and approve the compensation of the independent auditors. The Committee shall evaluate and have the sole authority to discharge or replace the independent auditors (subject, if deemed appropriate, to stockholder ratification).

2.

The Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

3.

The Committee shall review the appointment and replacement of the lead independent audit partner to ensure rotation in accordance with applicable law.

4.

The Committee shall request from the independent auditors, a written statement describing all relationships between the independent auditors and the Company, as required by Independence Standards Board Standard Number 1. The Committee shall discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence, and recommend any necessary actions to the Board to confirm the independent auditors’ independence.

5.

The Committee shall review the annual audited financial statements with management and the independent auditors, including (i) major issues regarding accounting and auditing principles and practices, (ii) the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements, (iv) any material correcting adjustments that have been identified by the independent auditors, (v) any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and (vi) other matters related to the conduct of the audit which are to be communicated to the Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6.

The Committee shall prepare the “Report of the Audit Committee” to be included in the Company’s proxy statement, as required by the rules of the SEC.

7.

The Committee shall discuss with management and the independent auditors: (i) the annual internal control report of management required to be filed in the Company’s Annual Report on Form 10-KSB, and (ii) the attestation of the independent auditors regarding the Company’s internal controls and procedures for financial reporting given in connection with such annual internal control report. The Committee shall present to the Board any significant findings and recommendations to modify such internal controls and procedures.

8.

The Committee shall review with management and the independent auditors the Company’s quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and any matters required to be discussed with the Committee by Statement on Auditing Standards No. 71, Interim Financial Information.

9.

The Committee shall request and review reports of the independent auditors on the Company’s critical accounting policies and practices, including alternative treatments available under generally accepted accounting principles which the independent auditors have discussed with management, the ramifications of such alternative treatments and the treatment recommended by the independent auditors.

10.

The Committee shall request and review reports of the independent auditors on all material written communications between the independent auditors and management.

11.

At least once each fiscal quarter, the Committee shall discuss with management and the independent auditors: (i) all significant deficiencies and material weaknesses in the design or operation of the Company's internal controls and procedures for financial reportingwhich could adversely affect the Company’s ability to record, process, summarize and report financial data required to be disclosed in filings with the SEC on a timely basis; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting, (iii) the resolution of any identified weaknesses, and (iv) the assessments of such internal controls and procedures, and any significant changes in the internal controls and procedures, required to be disclosed in the Company’s filings with the SEC or other publicly available documents.

12.

The Committee shall review the scope of the audit and plan for the annual audit prior to its implementation.

13.

The Committee shall adopt procedures for the receipt, retention and treatment of complaints received by the Company, and for the confidential, anonymous submission of concerns to the Committee by the Company’s employees, relating to accounting, internal accounting controls or auditing matters.

14.

The Committee shall review and approve any related-party transactions involving the Company to the extent required by The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company).

15.

The Committee shall review the adequacy of this Charter on an annual basis.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market, the Company’s Second Amended and Restated Certificate of Incorporation or bylaws and the resolutions and other directives of the Board.

APPENDIX B

TACTICAL SOLUTION PARTNERS, INC.

COMPENSATION COMMITTEE CHARTER

December 2007

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of Tactical Solution Partners, Inc. (the “Company”) is to assist the Board in establishing and implementing the compensation policies of the Company and monitoring compliance with such policies. The Company’s compensation policies are intended to attract, motivate and retain experienced and qualified executives with compensation that is fair in relation to comparable public companies and that recognizes individual merit and overall business results. The policies are also intended to support the attainment of the Company’s strategic objectives by tying the interests of executives with those of stockholders through operational and financial performance goals and equity-based compensation.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board. All Committee members shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended,1 and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended,2 and shall otherwise meet the independence requirements of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least once each quarter, or more frequently as the Committee deems appropriate. Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, a majority of Committee members shall constitute a quorum. As necessary, the Chairperson may request members of management be present at meetings, however no member of management shall be present at the meeting, or portion of the meeting, at which his or her compensation or performance is discussed.

MINUTES OF MEETINGS AND CONSENT TO ACTION

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing setting forth the action is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting following such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of its duties for the year.

———————

1

SEC Rule 16b-3 defines “non-employee director” as a person who (a) is not currently an officer of the company (or a parent or subsidiary of the company), (b) does not receive significant direct or indirect compensation from the company for any services performed other than services as a director, and (c) has no interest in any significant transactions or business relationships with the company.

2

IRC Section 162(m) defines an “outside director” as a director who is not a current or former employee of the corporation and if the director does not receive significant direct or indirect compensation in any capacity other than as a director.

KEY RESPONSIBILITIES

Executive Compensation. The primary components of executive compensation are industry competitive salaries, bonuses of cash and/or stock options based on annual operational and financial objectives and on individual merit, and restricted stock, restricted stock units and stock option grants to executives when they are hired and periodic retention grants of such incentives. In setting compensation, the Committee shall consider individual contributions, teamwork and performance level as well as the executive’s total compensation package, including insurance and other benefits. The Committee’s responsibilities with respect to compensation of the executive officers and other key employees of the Company include the following:

1.

Meet at least annually to review the total compensation package of the Chief Executive Officer and other members of senior management, and recommend for approval by the independent directors of the Board the compensation for the Chief Executive Officer and other members of senior management and key employees for the upcoming year.

2.

Meet at least annually to discuss the performance evaluation of the Chief Executive Officer based on achievement of performance objectives established in the prior year and individual merit. Based on this evaluation, recommend for approval by the independent directors of the Board the annual cash and/or stock option bonus compensation for the Chief Executive Officer.

3.

Meet at least annually with the Chief Executive Officer and other senior management to discuss the performance evaluation of senior management and other key employees based on achievement of performance objectives established in the prior year and individual merit. Based on these evaluations, determine the annual cash and/or stock option bonus compensation for senior management and other key employees, other than the Chief Executive Officer.

4.

Meet at least annually to develop appropriate performance goals for the Chief Executive Officer and other members of senior management for the next year for purposes of determining bonus compensation. The Chief Executive Officer may participate in meetings of the Committee held to discuss performance goals for the other members of senior management. The chair of the Compensation Committee will present the performance goals to the independent directors for approval.

5.

Review at least annually market data to assess the Company’s competitive position for all components of compensation for the Chief Executive Officer and senior management to ensure the Company is competitive with comparable public companies.

6.

Prepare the “Report of the Compensation Committee” to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

Equity Plans. With respect to the administration of any stock option and restricted stock plan, employee stock purchase plan, profit-sharing plan or other, similar plan of the Company (a “Plan”), the Committee shall:

1.

Have and is hereby delegated the full power and authority (a) to administer any Plan, including, without limitation, the power to select persons to whom grants thereunder are made, the power to determine the terms and type of any such grant under any discretionary-grant plan (including the number of shares subject to such grant), the power to establish vesting schedules and the type and amounts of consideration, if any, paid to the Company for any stock issuable under any Plan and the power to otherwise administer any Plan.

2.

Recommend to the Board the adoption of amendments to any Plans or modifying or canceling any existing grants under such Plans.

3.

Review annually the sufficiency of the shares available for grant under the Plans based on the Company’s goals for hiring, bonus and retention grants, and assess the Company’s competitive position with respect to levels of equity compensation, vesting schedules and other terms with comparable public companies.

Director Compensation. The Committee shall annually review and recommend director compensation, including cash payments, equity awards and other benefits. The Committee shall make recommendations to the Board. In considering director compensation and other benefits, the Committee may take into consideration the relative responsibilities of directors in serving the Board and its various committees and the status of the Board’s compensation in relation to similarly situated companies. Directors who are Company employees shall not be compensated for their services as directors.

Consultants. The Committee has the power and authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs. It shall have the sole authority to approve the consultants’ fees and other retention terms.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company), the Company’s Second Amended and Restated Certificate of Incorporation or bylaws and the resolutions and other directives of the Board.

TACTICAL SOLUTION PARTNERS, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS –DECEMBER 21, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Tactical Solution Partners, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Ryan Kirch and William A. Shafly, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2007 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on December 21, 2007 at 10:00 A.M., local time., or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock (“Common Stock”), $.0001 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated December 7, 2007, the receipt of which, together with the Notice of Annual Meeting and the Annual Report to Stockholders is hereby acknowledged, as follows:

1.

Election of Directors by the holders of Common Stock.

☐ FOR the nominees listed below:

1.

Douglas DeLeaver, Class I

2.

Jonathan J. Fleming, Class I

3.

John W. Poling, Class I

4.

Bruce Robinson, Esq., Class II

5.

Richard A. Sajac, Class II

6.

Chandra (C.B.) Brechin, Class III

7.

Scott Rutherford, Class III

☐ VOTE WITHHELD for all of the nominees listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.

To ratify the appointment of Marcum & Kliegman, LLP as Independent Auditors.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, said proxies are authorized to vote upon any other business which may properly come before the annual meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ITEMS 1 AND 2.

DATED: December ___, 2007

____________________________________

SIGNATURE(S)

____________________________________

Please mark, sign, date and return the proxy card promptly using the enclosed envelope